UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (earliest event reported): October 26, 2018 (October 22, 2018)

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices and zip code)

(913) 764-1045
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
The information disclosed under Item 8.01 of this report under -Monthly Operating Report and -Cautionary Note Regarding Monthly Operating Report is incorporated herein by reference
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported, Kevin Johnson resigned as the Chief Financial Officer of Hooper Holmes, Inc. (the “Company”) effective October 25, 2018. Effective upon Mr. Johnson’s resignation, the Company’s board of directors appointed Mark Clermont, age 51, to replace Mr. Johnson as the Company’s Chief Financial Officer and Treasurer. Mr. Clermont has served as the Company’s President and Chief Operating Officer since May 11, 2017. Mr. Clermont’s compensation was not changed as a result of this new appointment.
Mr. Clermont previously served as President of Provant Health Solutions, LLC (“Provant”) from 2015 through closing of the Company’s acquisition of Provant. Prior to becoming President of Provant, Mr. Clermont served in multiple executive roles at UpToDate, Inc., a division of Wolters Kluwer, where he provided global strategic and transformative leadership that enabled the company to become the world-wide leader in point-of-care clinical decision support, serving most recently as Chief Financial Officer. Prior to joining UpToDate, Inc. in 2006, Mr. Clermont held multiple financial leadership roles at Mercer Global Investments, a division of Marsh & McLennan Companies, PFPC, Inc. (now BNY Mellon), and First Data Corporation. Mr. Clermont holds a Bachelor of Science degree in Business Administration from the D’Amore-McKim School of Business at Northeastern University in Boston, MA.
Item 8.01    Other Events.
Adoption of Modified Reporting
As previously disclosed, on August 27, 2018, Hooper Holmes, Inc. (the “Company”) filed a voluntary petition (the “Bankruptcy Filing”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). This bankruptcy case (the “Bankruptcy Case”) is being administered under the caption “In re: Hooper Holmes, Inc.”
As a result of the Bankruptcy Case, the Company has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, the Company will file with the Securities and Exchange Commission (the “SEC”) a current report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court. Accordingly, the Company will not file a quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2018. The Company will continue to file current reports on Form 8-K as required by the federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors and creditors as set forth in the SEC’s Exchange Act Release No. 9660, dated June 30, 1972, and Staff Legal Bulletin Number 2, dated April 15, 1997.
Monthly Operating Report
On October 22, 2018, the Company filed its monthly operating report for the period beginning August 27, 2018 and ending September 30, 2018 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Case. The Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent public accountants, does not contain all of the information and footnotes required by generally accepted accounting principles in the United States, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
Cautionary Note on Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intends," "plan," and "will" or, in each case, their negative, and other variations or comparable terminology. These forward-looking statements include all statements other than historical facts. Any forward-looking statement made in this Form 8-K is not a guarantee of future performance, and actual results may differ materially from those expressed in or suggested by the forward-looking statements, as a result of various factors, including, without limitation the factors discussed in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2017, as the same may be updated from time-to-time in subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made in this Form 8-K speaks only as of the date hereof, and the Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.
Item 9.01     Financial Statements and Exhibits.

(a)	Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report for the period beginning August 27, 2018 and ending September 30, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: October 26, 2018	By:	/s/ Mark Clermont
Mark Clermont
President